Exhibit 21.1 - List of Subsidiaries

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SUBSIDIARY                                                         INCORPORATION

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PIA Merchandising Co., Inc.                                        California
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Pacific Indoor Display Co.                                         California
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Pivotal Sales Company                                              California
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SPAR Acquisition, Inc.                                             Nevada
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SPAR Incentive Marketing, Inc.                                     Delaware
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SPAR Trademarks, Inc.                                              Nevada
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SPAR Marketing, Inc. (f/k/a SPAR Acquisition, Inc.)                Delaware
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SPAR Performance Group, Inc.                                       Delaware
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SPAR Marketing Force, Inc.                                         Nevada
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SPAR Marketing, Inc.                                               Nevada
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SPAR, Inc. (f/k/a SPAR/Burgoyne Information Services, Inc.)        Nevada
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SPAR/Burgoyne Retail Services, Inc. (f/k/a SPAR Retail             Ohio
Information, Inc.)
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SPAR/PIA Retail Services, Inc.                                     Nevada
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SPAR Group International, Inc.                                     Nevada
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SPARinc.com, Inc.                                                  Nevada
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Retail Resources, Inc.                                             Nevada
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Pivotal Field Services, Inc.                                       Nevada
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PIA Merchandising Ltd.                                             Canada
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